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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2001

                          Commission File No. 333-70663

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                                  ConnectivCorp
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             (Exact name of registrant as specified in its charter)


           Delaware                                           06-1529524
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(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                            Identification No.)


               29 West 57th Street, 9th Floor, New York, NY 10019
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (212) 583-0300



                              Spinrocket.com, Inc.
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         (Former name or former address, if changed since last report.)



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Item 5.     Other Events.

            The Company hereby incorporates by reference herein the matters announced in the Company's press release dated January 11, 2001 (such press release is filed as Exhibit 99.1 hereto).


Item 7.     Financial Statements and Exhibits.

      (c) Exhibits. The following document is being filed herewith by the Company as an exhibit to this Current Report on Form 8-K:

            99.1  Press release of the Company dated January 11, 2001.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 17, 2001

                                  CONNECTIVCORP


                                  By: /s/ Elliot Goldman
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                                      President and
                                      Chief Executive Officer
                                     (Principal Executive Officer)


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Exhibit No.    Exhibits
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99.1           Press release of the Company dated January 11, 2001